                           SCHEDULE 14A INFORMATION

     PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                               ACT OF 1934
                           (AMENDMENT NO.   )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               WSIS SERIES TRUST
- -------------------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                                WSIS SERIES TRUST
- -------------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

- -------------------------------------------------------------------------------

1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid: $125.00

- -------------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

- -------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount previously paid:
2)  Form, Schedule or Registration Statement No.:
3)  Filing Party:
4)  Date Filed:

                               WSIS SERIES TRUST

                        PROXY SOLICITED BY THE TRUSTEES

               PROXY FOR MEETING OF SHAREHOLDERS -- JUNE 25, 1996

The undersigned hereby appoints Laura E. Luckyn-Malone, Catherine A. Mazza, and Barbara Gottlieb, and each of them, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of WSIS Series Trust (the "Trust") on Tuesday, June 25, 1996, at 10:00 a.m. New York Time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

/X/  PLEASE MARK VOTE
     AS IN THIS EXAMPLE

                             IF YOU COMPLETE AND SIGN THE PROXY, IT WILL BE
                             VOTED AS YOU INSTRUCT. IF YOU SIMPLY SIGN THE
                             PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS
     WSIS SERIES TRUST       SET FORTH IN THE PROXY STATEMENT. IN THEIR
                             DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE
                             UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
                             BEFORE THE MEETING, AND, IF ANY NOMINEE FOR
                             TRUSTEE DECLINES OR BECOMES UNAVAILABLE FOR
                             ELECTION, TO VOTE FOR A SUBSTITUTE NOMINEE. THE
                             TRUSTEES RECOMMEND A VOTE FOR THE ELECTION OF
                             EACH OF THE NOMINEES NAMED BELOW.

                                                 For      With-     For All
                                                          hold       Except

               1. To elect the following named
               persons to serve as Trustees of    / /      / /        / /
               the Trust, each to hold office
               in accordance with the Agreement
               and Declaration of Trust and By-Laws:


               PETER S. KNIGHT, DAVID N. DINKINS, MADELON DEVOE TALLEY, JOHN I. HOWELL, AND E. WILLIAM SMETHURST, JR.

               TO REFRAIN FROM VOTING FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME ABOVE.

               NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS CARD. ALL JOINT OWNERS SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE, OR GUARDIAN OR AS CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME AND INDICATE THE SIGNER'S OFFICE. IF A PARTNER, SIGN IN THE PARTNERSHIP NAME.

               RECORD DATE SHARES:

Please be sure to sign and date this Proxy.         Date


- -------------------------------------------     ------------------------------
Shareholder sign here                           Co-owner sign here

                                WSIS SERIES TRUST
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019


                                                                    May 28, 1996


DEAR SHAREHOLDER:

     You are cordially invited to attend the Meeting of Shareholders of WSIS Series Trust to be held on Tuesday, June 25, 1996, at 10:00 a.m., New York time, at the offices of the Trust at 787 Seventh Avenue, 4th Floor, New York, New York. At the Meeting, shareholders will be asked to vote on the election of Trustees of the Trust.

     Although the Trustees would like very much to have each shareholder attend the Meeting, they realize that this is not possible. Whether or not you plan to be present at the Meeting, your vote is needed. PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

     We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                   Sincerely yours,



                                   Laura E. Luckyn-Malone
                                   President

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                                WSIS SERIES TRUST


                           ---------------------------

                        NOTICE OF MEETING OF SHAREHOLDERS

                           ---------------------------



     A Meeting of Shareholders of WSIS Series Trust (the "Trust") will be held at 787 Seventh Avenue, 4th Floor, New York, New York, on Tuesday, June 25, 1996, at 10:00 a.m., New York time, for the following purposes:

     1.   To elect Trustees of the Trust.

     2. To consider and act upon such other matters as may properly come before the Meeting.

     Shareholders of record as of the close of business on May 16, 1996 are entitled to notice of and to vote at the Meeting.


                                   By order of the Trustees



                                   Catherine A. Mazza
                                   Clerk



May 28, 1996

                                WSIS SERIES TRUST
                               787 SEVENTH AVENUE
                            NEW YORK, NEW YORK 10019


                                 ---------------

                                 PROXY STATEMENT

                                 ---------------




     The enclosed proxy is solicited by the Trustees of WSIS Series Trust (the "Trust") for use at the Meeting of Shareholders of the Trust to be held on June 25, 1996, and at any adjournment thereof. Shareholders of record at the close of business on May 16, 1996 (the "Record Date") are entitled to vote at the Meeting or any adjourned session. These proxy materials are first being made available to shareholders on or about May 28, 1996.

     Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendation of the Trustees. You may revoke a proxy at any time before it is exercised, by sending or delivering a written revocation to the Clerk of the Trust (which will be effective when it is received by the Clerk), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

     COPIES OF THE ANNUAL REPORT OF THE TRUST FOR THE FISCAL YEAR ENDED OCTOBER 31, 1995 MAY BE OBTAINED WITHOUT CHARGE BY CALLING THE TRUST AT 1-800-464-3108 OR WRITING TO THE TRUST AT 787 SEVENTH AVENUE, NEW YORK, NEW YORK 10019.

                             I. ELECTION OF TRUSTEES

     The Trustees of the Trust have fixed the number of Trustees at five and are proposing that shareholders elect the HON. DAVID N. DINKINS, MESSRS. PETER S. KNIGHT, JOHN I. HOWELL, and E. WILLIAM SMETHURST, JR., and MS. MADELON DEVOE TALLEY to serve as Trustees of the Trust. Messrs. Dinkins, Knight, and Smethurst currently serve as Trustees of the Trust. Information as to each of the nominees is provided below. Mr. Michael R. Steed, who had served as a Trustee of the Trust since its organization, resigned his position as Trustee as of May 15, 1996.

     None of the nominees for election as Trustee is an "interested person" of the Trust or of Schroder Wertheim Investment Services, Inc., the Trust's investment adviser ("SWIS"), or Schroder Fund Advisors Inc., the Trust's principal underwriter, other than Mr. Smethurst, who is such an interested person by virtue of his positions with SWIS and its affiliates. Mr. Steed was not an interested person of the Trust or of SWIS or Schroder Fund Advisors Inc.

     The following table presents information about each of the nominees for election as Trustee of the Trust, and about each of the executive officers of the Trust. Each of the nominees for Trustee has agreed to serve if elected. However, if any of them declines or becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of substitute nominees. Each of the persons named as an officer has been elected to the indicated office by the Trustees and serves at the pleasure of the Trustees. Each such officer's principal occupation is as an employee or officer of SWIS or its affiliates. Each officer's principal occupation for the past five years is listed; similar prior positions within the same company are omitted.

                             TRUSTEES AND OFFICERS

Name, Position with Trust;
Principal Occupation;                                            Trustee or
Business During the Past                              Age       Officer since
Five Years
- ---------------------------                           ---       -------------

TRUSTEES

David N. Dinkins                                      68            1994
    Trustee of the Trust.  Professor, Columbia
    University School of International and
    Public Affairs; Director, American Stock
    Exchange;  Amrep Corporation; Carver Federal
    Savings Bank; New World Communications
    Group, Incorporated; Transderm Laboratory
    Corporation. Formerly, Mayor, City of New
    York.

 John I. Howell                                        79             --
     Trustee, Schroder Capital Funds and
     Schroder Capital Funds (Delaware);
     Director, Schroder Asian Growth Fund, Inc.;
     American International Life Assurance
     Company of New York; private consultant
     since 1987.

 Peter S. Knight                                       45            1993
     Trustee of the Trust.  Campaign Manager,
     Clinton/Gore '96; Partner (on leave),
     Wunder, Diefenderfer, Cannon & Thelen (law firm).

Name, Position with Trust;
Principal Occupation;                                            Trustee or
Business During the Past                              Age       Officer since
Five Years
- ---------------------------                           ---       -------------

E. William Smethurst, Jr.*                            66            1995
     Chairman and Trustee of the Trust.
     President, Chief Investment Officer, and
     Director of Schroder Wertheim Investment
     Services, Inc.; Vice President and
     Director, Schroder Fund Advisors Inc.
     Previously served as Managing Director,
     Investment Services Department, Schroder
     Wertheim & Co. Incorporated (the Trust's principal underwriter until July 5, 1995).

Madelon DeVoe Talley                                  64             --
     Vice Chairman, W.P. Carey & Co. (asset
     manager); Board Member and Trustee, Smith
     Barney Equity Funds, Income Funds, and Trak
     Fund (mutual funds); Director, Global Asset
     Management Funds, Inc. (mutual fund);
     Alliance Capital Management L.P.
     (investment adviser);  Biocraft
     Laboratories (generic drugs);  Schroder
     Asian Growth Fund, Inc.;  Laidlaw Covenant
     Fund (mutual fund); marketing consultant,
     Three Cities Research (venture capital);
     Commissioner, The Port Authority of New
     York and New Jersey.

Name, Position with Trust;
Principal Occupation;                                            Trustee or
Business During the Past                              Age       Officer since
Five Years
- ---------------------------                           ---       -------------

OFFICERS

Laura E. Luckyn-Malone                                43            1995
     President of the Trust. Managing Director and Senior Vice President, Schroder Capital
     Management International, Inc.; Director,
     Schroder Wertheim Investment Services,
     Inc.; Director and President, Schroder Fund
     Advisors Inc.; President and Director,
     Schroder Asian Growth Fund, Inc.; President and Trustee, Schroder Capital Funds and
     Schroder Capital Funds (Delaware).

Robert Jackowitz                                      29            1995
     Treasurer of the Trust.  Vice President,
     Schroder Capital Management International,
     Inc.; Vice President and Treasurer,
     Schroder Wertheim Investment Services,
     Inc.; Treasurer, Schroder Fund Advisors
     Inc.; Schroder Asian Growth Fund, Inc.;
     Schroder Capital Funds and Schroder Capital
     Funds (Delaware).

Name, Position with Trust;
Principal Occupation;                                            Trustee or
Business During the Past                              Age       Officer since
Five Years
- ---------------------------                           ---       -------------

Catherine A. Mazza                                    36            1995
     Vice President and Clerk of the Trust.
     First Vice President, Schroder Capital
     Management International, Inc.; Senior Vice
     President, Schroder Fund Advisors Inc.;
     Vice President, Schroder Capital Funds and
     Schroder Capital Funds (Delaware).
     Previously served as Vice President,
     Alliance Capital Management L.P.

Mark J. Smith                                         34            1995
     Vice President of the Trust.  Director,
     Schroder Capital Management International
     Ltd.; Director and First Vice President,
     Schroder Capital Management, Inc. and
     Schroder Capital Management Ltd.; Director,
     Schroder Investment Management Ltd.;
     Director, Schroder Fund Advisors, Inc.;
     Trustee, Schroder Capital Funds and
     Schroder Capital Funds (Delaware);
     Director, Schroder Japanese Warrant Fund
     Ltd.

Jane P. Lucas                                         34            1995
     Vice President of the Trust.  Director and
     Senior Vice President, Schroder Capital
     Management International, Inc.; Director,
     Schroder Wertheim Investment Services,
     Inc.; Assistant Director, Schroder
     Investment Management Ltd.

Name, Position with Trust;
Principal Occupation;                                            Trustee or
Business During the Past                              Age       Officer since
Five Years
- ---------------------------                           ---       -------------

David Gibson                                          35            1995
     Vice President of the Trust.  Director,
     Schroder Wertheim Investment Services, Inc.
     and Schroder Investment Management Ltd.;
     Director and Senior Vice President,
     Schroder Capital Management International,
     Inc.


- ------------------
* Mr. Smethurst is an "interested person", as defined in the Investment Company Act of 1940, as amended, of the Trust, SWIS, and Schroder Fund Advisors Inc. by virtue of his positions with SWIS and its affiliates. Mr. Smethurst served previously as a Trustee of the Trust from its organization in 1993 until his resignation in July, 1994.

     The business address of each Trustee and officer of the Trust and of each nominee is 787 Seventh Avenue, New York, New York 10019. The Trust pays no compensation to its officers.

     The term of office of each person elected as a Trustee will be until he or she retires, resigns, is removed, or dies or until the next meeting held for the purpose of electing Trustees and until his or her successor is elected and qualified. The Trust's Agreement and Declaration of Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act of 1940, as amended (the "1940 Act") (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office has been elected by shareholders and
(ii) if, as a result of a vacancy among the Trustees, fewer than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by vote of the holders of two-thirds of the outstanding shares of the Trust.

     The table below shows the shares of the Trust held as of April 30, 1996 by

(i) each nominee and current Trustee of the Trust and the President of the Trust and (ii) all Trustees and officers of the Trust as a group. Unless otherwise noted, each of the shareholders named below has to the knowledge of the Trust sole investment power and sole voting power with respect to the shares of the Trust beneficially owned.


                                       Ownership of
                                       Shares of the            Percent
Trustees and Nominees               Trust as of 4/30/96        of Shares
- ---------------------               -------------------        ---------

David N. Dinkins . . . . . . . . .       2,173(1)                  *
Peter S. Knight. . . . . . . . . .      13,028(2)                  *
E. William Smethurst, Jr.. . . . .      71,953(3)                  *
Madelon DeVoe Talley . . . . . . .         --                      --
John I. Howell . . . . . . . . . .         --                      --
Laura E. Luckyn-Malone . . . . . .         --                      --
All Trustees and officers
  as a group (9 persons) . . . . .      87,154(4)                  *

- ---------------

*    Less than 1%
(1) Includes 909 shares of the Equity Value Fund, 962 shares of the Investment Grade Income Fund, and 302 shares of the Short-Term Investment Fund.
(2) Includes 7,275 shares of the Equity Value Fund, 1,755 shares of the Small Capitalization Value Fund, 2,427 shares of the High Yield Income Fund, and 1,571 shares of the Short-Term Investment Fund.
(3) Includes 24,644 shares of the Small Capitalization Value Fund, and 47,309 shares of the Short-Term Investment Fund.
(4) Includes 8,184 shares of the Equity Value Fund, 26,799 shares of the Small Capitalization Value Fund, 962 shares of the Investment Grade Income Fund, 2,427 shares of the High Yield Income Fund, and 49,182 shares of the Short-Term Investment Fund.

     In the fiscal year of the Trust ended October 31, 1995, the Trustees of the Trust met four times. Each of the Trustees attended all of the meetings. Each Trustee who is not an officer or employee of SWIS or its affiliates receives an annual fee of $5,000 from the Trust, and an additional fee of $1,500 for each Trustees' meeting attended. The Trust pays no compensation to its officers or to Trustees who are affiliated with SWIS. There are no audit or nominating committees of the Trustees.

The following table sets forth the compensation received by the Trustees during fiscal 1995:

                               COMPENSATION TABLE
                       for the year ended October 31, 1995

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

             Name of Person,                     Aggregate Compensation
                Position                               from Trust

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

            David N. Dinkins,                            11,000
                 Trustee

            Peter S. Knight,                             11,000
                 Trustee

       E. William Smethurst, Jr.,                          --
                 Trustee

            Michael R. Steed,                            11,000
                 Trustee


     The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interest of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

     The following persons are known to the Fund to have owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended), as of April 30, 1996, 5% or more of the outstanding shares of the following Funds:


                                                    Amount and Nature of
                                                         Beneficial                   Percentage of             Percentage of
Shareholder                                               Ownership                    Fund Shares              Trust Shares
- -----------                                         --------------------              -------------             -------------

EQUITY VALUE FUND

Schroder Wertheim & Co.                                  2,240,213.402                    59.62%                   14.34%
   Incorporated Profit-Sharing,
   Savings Incentive, and Pension Plans(1)
   787 Seventh Avenue
   New York, NY 10019

Lewco Securities Corp. Profit                              295,528.164                     7.86%                    1.89%
   Sharing and Thrift Plans(2)
   c/o Lewco Securities Corp.
   34 Exchange Place
   Jersey City, NJ 07311

Northern Trust Bank of Texas,                              351,901.922                     9.36%                    2.25%
   Cust. for
   Bernard & Andre Rapaport Foundation
   Special W-S Account
   Attn. Janet W. Hill
   2701 Kirby Dr.
   Houston, TX  77098-1218


                                      -10-

                                                    Amount and Nature of
                                                         Beneficial                   Percentage of             Percentage of
Shareholder                                               Ownership                    Fund Shares              Trust Shares
- -----------                                         --------------------              -------------             -------------

SMALL CAPITALIZATION VALUE FUND

Schroder Wertheim & Co.                                  1,216,468.329                    30.69%                    7.78%
   Incorporated Profit-Sharing,
   Savings Incentive, and Pension Plans(1)

Lewco Securities Corp. Profit                              243,077.291                     6.13%                    1.55%
   Sharing and Thrift Plans(2)

Northern Trust Bank of Texas,                              481,184.747                    12.14%                    3.08%
   Cust. for
   Bernard & Andre Rapaport Foundation
   Special W-S Account
   Attn. Janet W. Hill
   2701 Kirby Dr.
   Houston, TX  77098-1218

INVESTMENT GRADE INCOME FUND

Schroder Wertheim & Co.                                  1,404,058.781                    52.01%                    8.98%
   Incorporated Profit-Sharing,
   Savings Incentive, and Pension Plans(1)

Lewco Securities Corp. Profit                              196,873.788                     7.06%                    1.26%
   Sharing and Thrift Plans(2)


                                      -11-

                                                    Amount and Nature of
                                                         Beneficial                   Percentage of             Percentage of
Shareholder                                               Ownership                    Fund Shares              Trust Shares
- -----------                                         --------------------              -------------             -------------

Profit Sharing Plan                                        188,026.089                     6.72%                    1.20%
   Michael H. Seymour
   Profit Sharing Plan
   Attn. Linda Perkins
   787 Seventh Avenue
   New York, NY  10019-8018

HIGH YIELD INCOME FUND

Schroder Wertheim & Co.                                    727,751.716                    37.01%                    4.65%
   Incorporated Profit-Sharing,
   Savings Incentive, and Pension Plans(1)

Lewco Securities Corp. Profit                              133,450.018                     6.79%                     .85%
   Sharing and Thrift Plans(2)

Stitzel Family Partnership                                 102,284.284                     5.17%                     .65%
   Mei Yung Stitzel Officer
   102 Mountain View Avenue
   San Rafael, CA  94901-1348

Mike Futerman                                              158,407.617                     8.00%                    1.01%
   415 West Main Street
   Rochester, NY  14608-1944


                                      -12-

                                                    Amount and Nature of
                                                         Beneficial                   Percentage of             Percentage of
Shareholder                                               Ownership                    Fund Shares              Trust Shares
- -----------                                         --------------------              -------------             -------------

SHORT-TERM INVESTMENT FUND

Schroder Wertheim & Co.                                  2,762,036.345                    85.77%                   17.68%
   Incorporated Profit-Sharing,
   Savings Incentive, and Pension Plans(1)

Lewco Securities Corp. Profit                              158,455.196                     4.92%                    1.01%
   Sharing and Thrift Plans(2)



___________________

(1) Certain of the directors, officers, and employees of SWIS and Schroder Wertheim & Co. Incorporated and their affiliates, and certain of the officers of the Trust, are participants in one or more of the Plans. The Trust has been advised by the Plans that the Plans' investment committee is authorized to vote as to the election of Trustees at the Meeting without soliciting instructions from Plan participants, and that each of the persons entitled to direct the manner in which the Plans will vote in respect of such election is a director, officer, or employee of Schroder Wertheim & Co. Incorporated, an affiliate of SWIS and Schroder Fund Advisors Inc.

(2) Schroder Wertheim & Co. Incorporated owns 79.82% of the outstanding voting securities of Lewco Securities Corp. The Trust has been advised by the Plans that the administrators of the Plans are authorized to vote as to the election of Trustees at the Meeting without soliciting instructions from Plan participants, and that each of the persons entitled to direct the manner in which the Plans will vote in respect of such election is a director, officer, or employee of Lewco Securities Corp. or its affiliates.

     As of the Record Date, there were outstanding 15,618,070 shares of the Trust, including 3,757,118 shares of the Equity Value Fund, 3,963,271 shares of the Small Capitalization Value Fund, 2,749,355 shares of the Investment Grade Income Fund, 1,924,493 shares of the High Yield Income Fund, and 3,223,833 shares of the Short-Term Investment Fund.

     The address of SWIS and of Schroder Fund Advisors Inc., the Fund's principal underwriter, is 787 Seventh Avenue, New York, New York 10019.

     THE TRUSTEES UNANIMOUSLY RECOMMEND ELECTION OF EACH NOMINEE FOR TRUSTEE LISTED ABOVE.

     REQUIRED VOTE. The candidates receiving the affirmative vote of a plurality of the votes cast at the Meeting, if a quorum is present, shall be elected. Shares of all Funds shall vote together as a single class in respect of the election of Trustees.

                                II. MISCELLANEOUS

     OTHER BUSINESS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     PRINCIPAL UNDERWRITER. Schroder Fund Advisors Inc. is the principal underwriter of the Trust's shares.

     SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, Trustees of the Trust and employees of SWIS or its affiliates may solicit proxies in person or by telephone. The cost of the solicitation, other than by those employees, will be borne by the Trust.

     ADJOURNMENT. In the event that sufficient votes in favor of the election of each nominee for Trustee are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies with respect to the election of such nominee. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on the election of one or more nominees, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable time in order to defer action on such election as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned, as required by the Trust's Agreement and Declaration of Trust and Bylaws. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the election of any nominee in respect of whom such adjournment is proposed. They will vote against any such adjournment all other proxies, except that they will vote to abstain any such other proxies which they are required to abstain from voting on any such nominee. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

     TABULATION OF VOTES. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Trust to act as tellers for the Meeting. The tellers will count the total number of votes cast "for" the election of any nominee for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (I.E., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees, neither abstentions nor broker non-votes will have any effect on the outcome of the proposal.

     DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 1996. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.


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